UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
     Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported):  January 11, 2001

Commission File Number 1-8097

ENSCO International Incorporated (Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation) 2700 Fountain Place 1445 Ross Avenue Dallas, Texas (Address of principal executive offices)	76-0232579 (I.R.S. Employer Identification No.) 75202-2792 (Zip Code)
Registrant's telephone number, including area code: (214) 922-1500

Item 5. Other Events

On January 10, 2001, ENSCO International Incorporated (the "Company") issued a press release regarding its restated earnings for the year ended December 31, 1999 and the first three quarters of 2000. A copy of the press release is attached hereto as Exhibit 99.1. Attached hereto as Exhibit 99.2 is a summary of the impact of the restatements on the Company's consolidated statements of income for the year ended December 31, 1999, the quarters ended March 31, 2000, June 30, 2000 and September 30, 2000, and the nine months ended September 30, 2000. The Company expects to file an amended Form 10-K for 1999 and amended Form 10-Q for the third quarter of 2000 with the Securities and Exchange Commission prior to January 31, 2001.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c.) Exhibits

Exhibit No.	Document

99.1	Press release issued by ENSCO International Incorporated in connection with its restated earnings for 1999 and the first three quarters of 2000.

99.2	Summary of the impact of restatements on the Company's consolidated statements of income for the year ended December 31, 1999, the quarters ended March 31, 2000, June 30, 2000 and September 30, 2000, and the nine months ended September 30, 2000.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENSCO International Incorporated

Date: January 11, 2001	/s/ C. CHRISTOPHER GAUT C. Christopher Gaut Chief Financial Officer

/s/ H. E. MALONE H. E. Malone Chief Accounting Officer